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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 27, 2000

                            BACKWEB TECHNOLOGIES LTD.
               (Exact name of registrant as specified in charter)

         Israel                            0-26241                       N/A
(State or other jurisdiction        (Commission file number)         (IRS Employer
   of incorporation)                                               Identification No.)

                        3 Abba Hillel Street, Ramat-Gan,
                                  Israel 52136
                    (Address of principal executive offices)

        Company's telephone number, including area code: (972) 3-6118800
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                                 AMENDMENT NO. 1

     The undersigned registrant hereby amends Item 7(b) of its current report on Form 8-K dated July 10, 2000 and filed July 10, 2000 to read in full as follows:

     Item 7. Financial Statements and Exhibits

     (b) Pro Forma Financial Information. The Company has determined that the Mobix transaction did not constitute the acquisition of a "business" within the meaning of Article 11, Rule 11-01(d) under Regulation S-X and did not constitute any of the events listed in Article 11, Rule 11-01(a) under Regulation S-X. Accordingly, the Company has determined that no pro forma financial information is required to be filed in response to this Item 7(b).


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BACKWEB TECHNOLOGIES LTD.



                                    By: /s/ HANAN MIRON
                                        -----------------------
Dated:  September 7, 2000               Hanan Miron
                                        Chief Financial Officer


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